Exhibit 10.26

FIFTEENTH AMENDMENT AGREEMENT

THIS FIFTEENTH AMENDMENT AGREEMENT (this “Agreement”), is dated as of November 5, 2008 by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487 (“Q.E.P.”), Q.E.P. - O’TOOL, INC., a corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway, NW, Suite A, Boca Raton, Florida, 33437, MARION TOOL CORPORATION, a corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, BOIARDI PRODUCTS CORPORATION, a Florida corporation, with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, ROBERTS CAPITOL, INC., a Florida corporation with a chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, QEP-CALIFORNIA, INC., a California corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION (“BOA”) and HSBC BANK USA, NATIONAL ASSOCIATION, successor-by-merger to HSBC BANK USA (“HSBC” and together with BOA, the “Lenders” and each individually a “Lender”), and BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION, with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower including the Revolving Loan;

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Loan Agreement in order to, among other things, amend the definitions of Borrowing Base and Eligible Accounts Receivable and increase the amount available to Borrower under the Revolving Loan; and

WHEREAS, the Agent and the Lenders are willing to amend the Loan Agreement subject to and in reliance upon the representations, warranties, acknowledgements, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that the Agent and the Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower, the Agent and the Lenders agree as follows:

I. Acknowledgments and Affirmations.

A. Borrower, the Agent and the Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of October 1, 2008, Borrower is legally and validly indebted to the Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $30,124,466.38 (USD) with respect to the Revolving Loan and $2,226,332.87 (CAD)) with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against the Agent or the Lenders.

2. Before giving effect to this Amendment, all indebtedness of Borrower to the Agent and the Lenders, whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral.

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. All representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction within the United States or Canada are hereby remade.

4. No Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. Guarantor hereby represents and warrants that, all representations, warranties and covenants contained in the Roberts Guarantee, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

E. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower.

II. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. The definition of Borrowing Base in Section 1.1 is hereby amended by deleting “$16,000,000” and replacing it with “$17,000,000”.

B. The definition of Eligible Accounts Receivable in Section 1.1 is hereby amended by adding a new subparagraph (M) as follows:

(M)	It is not owed (i) by The Home Depot, Inc. and its affiliates or (ii) by Lowe’s Companies, Inc. and its affiliates, in each case, representing any amount (after exclusion of any amounts that are otherwise referred to and included in clauses (A) through (L) of this definition) in excess of the percentage of the amount of all Eligible Accounts Receivable set forth below (the “Concentration Percentage”) based on the investment ratings of those Account Debtors by either Moody’s Investors Service or Standard & Poor’s:

Investment Rating of Account Debtor

Moody’s Investors Service	Standard & Poor’s	Concentration Percentage
Baa2 or higher	BBB or higher	70%

Baa3 or higher but less than Baa2	BBB- or higher but less than BBB	65%

Less than Baa3	Less than BBB-	55%

Provided, however, that in the event of a change in the investment rating either of The Home Depot, Inc. or of Lowe’s Companies, Inc. which would result in a change to the Concentration Percentage applicable to such entity and its Affiliates, such change in the Concentration Percentage shall (i) if such change would result in an increase to the Concentration Percentage, be effective on the date of such change in investment rating, and (ii) if such change would result in a decrease to the Concentration Percentage, not be effective until the date that is sixty (60) calendar days after such change in investment rating.

C. The following is added to the end of Section 2.2B as subsection (g):

(g)	The Lenders acknowledge and agree that (i) Q.E.P. may prepay, without penalty or fee, the entire outstanding principal of the Mortgage Loan, (ii) Roberts may obtain a mortgage loan (“Third Party Mortgage Loan”), in an amount not to exceed Six Million Dollars (CAD), with a third party lender, which loan may be secured solely by the property located at 2070 Steeles Avenue, Bramalea, Ontario, Canada ( the “Property”), provided, however, that the lender of the Third Party Mortgage Loan shall enter into an intercreditor agreement with the Lenders and the Agent in form and substance satisfactory to the Agent; (iii) in connection with the closing of the Third Party Mortgage Loan, the Lenders shall waive the requirements of (a) Section 6.1 to permit the incurrence of a mortgage over the Property by Roberts in favor of the lender of the Third Party Mortgage Loan and (b) Section 6.2 to permit the incurrence by Roberts of the Third Party Mortgage Loan; and (iv) to the extent that the Roberts Guarantee only secures the obligation of Q.E.P. under the Mortgage Loan, Lenders shall release Roberts from the Roberts Guarantee in the event that the outstanding principal amount of the Mortgage Loan is paid in full.

D. Schedule 2 to the Loan Agreement is hereby deleted and replaced with the following:

SCHEDULE 2

COMMITMENTS

Lender	Mortgage Loan Commitment		Revolving Loan Commitment		Total Commitment

Bank of America, N.A.	$1,271,455.03 (USD	)	$21,000,000 (USD	)	$22,271,455.03 (USD	)
	$1,335,799.72 (CAD	)

HSBC Bank USA, National Association	$847,636.69 (USD	)	$14,000,000 (USD	)	$14,847,636.69 (USD	)
	$890,533.15 (CAD	)

TOTAL	$2,119,091.72 (USD	)	$35,000,000 (USD	)	$37,119,091.72 (USD	)
	$2,226,332.87 (CAD	)

III. Amendments to Revolving Credit Notes;

A. All references in that certain Second Amended and Restated Domestic Advances Note dated March 31, 2005 by the Borrowers to Fleet Capital Corporation to (1) $19,800,000.00 and (ii) Nineteen Million Eight Hundred Thousand Dollars are hereby deleted and replaced with (a) $21,000,000.00, and (b) Twenty-One Million Dollars, respectively.

B. All references in that certain Second Amended and Restated Domestic Advances Note dated March 31, 2005 by the Borrowers to HSBC Bank USA, National Association, to (i) $13,200,000.00 and, (ii) Thirteen Million Two Hundred Thousand Dollars are hereby deleted and replaced with (a) $14,000,000.00 and (b) Fourteen Million Dollars, respectively

IV. Conditions Precedent;

A. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions:

1. The Agent and the Lenders shall, on or prior to the date of this Agreement, have received each of the following, in form and substance satisfactory to the Agent and its counsel:

(a) This Agreement, duly executed by Borrower;

(b) A certificate, dated as of the date of this Agreement, of the Secretary of each Borrower, certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement and the other documents to be delivered by it under this Agreement;

(c) An amendment fee of $13,000; and

(d) All other documents, instruments and agreements that the Agent and the Lenders shall reasonably require in connection with this Agreement, including without limitation those documents, instruments, and agreements required under previous amendments to the Loan Agreement which have not yet been delivered to the Agent and the Lenders.

2. The Agent and the Lenders shall, within two (2) weeks of the date of this Agreement, have received each of the following, in form and substance satisfactory to the Agent and its counsel:

(a) Copies of all corporate action taken by each Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Agreement and each other document to be delivered pursuant to this Agreement, certified as of the date of this Agreement by the Secretary of such Borrower; and

(b) an opinion of counsel to the Borrowers in form and substance satisfactory to the Agent;

V. Miscellaneous.

A. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

B. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

C. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER: Q.E.P. CO., INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory Duly Authorized

Q.E.P.-O’TOOL, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory Duly Authorized

MARION TOOL CORPORATION

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

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ROBERTS HOLDING INTERNATIONAL INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

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ROBERTS CAPITOL, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

QEP-CALIFORNIA, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

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AGENT:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

By:	/s/ Deirdre Z. Sikora
Name:	Deirdre Z. Sikora
Title:	Vice President
Duly Authorized

LENDERS:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

By:	/s/ Deirdre Z. Sikora
Name:	Deirdre Z. Sikora
Title:	Vice President
Duly Authorized

HSBC BANK USA, NATIONAL ASSOCIATION successor-by-merger to HSBC Bank USA

By:	/s/ Jose V. Mazariegos
Name:	Jose V. Mazariegos
Title:	Senior Vice President
Duly Authorized

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